                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                  MAY 22, 1998

                         AMAZON NATURAL TREASURES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       33-26109                                                    87-0460880
(COMMISSION FILE NUMBER)                                       (IRS EMPLOYER ID)

                            4011 WEST OQUENDO UNIT C
                             LAS VEGAS NEVADA 89118
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (702) 795-4333
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       SECURITIES AND EXCHANGE COMMISSION
                                    FORM 8-K

ITEM 4. CHANGES IN REGISTRANT'S STOCK TRANSFER COMPANY

     On May 21, 1998, Amazon Natural Treasures, Inc. changed their stock transfer agent from Fidelity Transfer Company to:

                         Pacific Stock Transfer Company
                         3690 S. Eastern Avenue
                         Las Vegas, NV 89109
                         Telephone: 702-361-3033

     The reason for this change is for Amazon Natural Treasures, Inc. to have a convenient and local stock transfer company available in Las Vegas.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                    AMAZON NATURAL TREASURES, INC.
                    (Registrant)

Date: May 22, 1998

                    By: /s/ MICHAEL A. SYLVER
                       ------------------------------
                       Michael A. Sylver
                       President

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ACCESSION NUMBER:                              0000891020-97-001567
CONFORMED SUBMISSION TYPE:                     8-K
PUBLIC DOCUMENT COUNT:
CONFORMED PERIOD OF REPORT:                    19980522
ITEM INFORMATION:
FILED AS OF DATE:                              19980522
SROS:                                          NASD

FILER:

  COMPANY DATA:
       COMPANY CONFORMED NAME:                 AMAZON NATURAL TREASURES INC.
       CENTRAL INDEX KEY:                      0000844055
       STANDARD INDUSTRIAL CLASSIFICATION:     BLANK CHECKS [6770]
       IRS NUMBER:                             870460880
       STATE OF INCORPORATION:                 UT
       FISCAL YEAR END:                        1231

  FILING VALUES:
       FORM TYPE:                              8-K
       SEC ACT:
       SEC FILE NUMBER:                        033-26109
       FILM NUMBER:                            97736690

  BUSINESS ADDRESS:
       STREET 1:                               4011 WEST OQUENDO ROAD
       STREET 2:                               UNIT C
       CITY:                                   LAS VEGAS
       STATE:                                  NV
       ZIP:                                    89118
       BUSINESS PHONE:                         (702) 795-4333

  MAIL ADDRESS:
       STREET 1:                               4011 WEST OQUENDO ROAD
       STREET 2:                               UNIT C
       CITY:                                   LAS VEGAS
       STATE:                                  NV
       ZIP:                                    89118


  FORMER COMPANY:
       FORMER CONFORMED NAME:                  CONCORD CAPITAL INC/UT/
       DATE OF NAME CHANGE:                    19960306

  FORMER COMPANY:
       FORMER CONFORMED NAME:                  MULTIMEDIA FACTORY INC.
       DATE OF NAME CHANGE:                    19930825

  FORMER COMPANY:
       FORMER CONFORMED NAME:                  CONCORD CAPITAL INC
       DATE OF NAME CHANGE:                    19920723



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549